                             SUBORDINATION AGREEMENT
                             -----------------------

                  THIS SUBORDINATION AGREEMENT (this "AGREEMENT") is made and entered into effective this ___ day of August, 1999, by and among SHOEMAKER FAMILY PARTNERS, LP, a Delaware corporation ("SFP"); MIDDLE BAY OIL COMPANY, INC., an Alabama corporation (the "BORROWER") and COMPASS BANK, an Alabama state chartered banking institution, as Agent for itself and BANK OF OKLAHOMA, NATIONAL ASSOCIATION (collectively, the "LENDERS").

                              W I T N E S S E T H :

                  WHEREAS, pursuant to that certain Credit Agreement dated March 27, 1998, by and between the Borrower and ENEX RESOURCES CORPORATION as Borrowers and the Lenders as amended by various letter amendments and by First Amendment of even date herewith (as such agreement may be amended, modified, supplemented or restated from time to time, the "CREDIT AGREEMENT"), the Lenders has agreed to make Loans to or for the benefit of the Borrower;

                  WHEREAS, SFP has or is obligated to advance certain funds to the Borrower pursuant to that certain note dated August __, 1999, from the Borrower to SFP ( the "SFP NOTE"), in the amount of $50,000 (the "DEBT");

                  WHEREAS, pursuant to the Credit Agreement and as an inducement to the Lenders to extend credit to the Borrower under the Credit Agreement, SFP and the Borrower have agreed to execute this Agreement in favor of the Lenders;

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  1.01 TERMS DEFINED ABOVE. As used in this Agreement, each of the terms "AGREEMENT," "BORROWER," "CREDIT AGREEMENT," "DEBT," "LENDERS," "SFP," and the "SFP NOTE" shall have the meaning assigned to such term hereinabove.

                  1.02 TERMS DEFINED IN CREDIT AGREEMENT. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement.

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                  1.03     OTHER DEFINITIONAL PROVISIONS.

                  (a) The words "hereby," "herein," "hereinafter," "hereinabove," "hereinbelow," "hereof," "hereunder," and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section or provision of this Agreement.

                  (b) Section references are to such Sections of this Agreement unless otherwise specified.

                  (c) As used herein and in any certificate or other document made or delivered pursuant hereto, accounting and financial terms not otherwise defined shall be defined according to GAAP.


                                   ARTICLE II

                                  SUBORDINATION

                  2.01 SUBORDINATION OF PAYMENT. The payment of the Debt is hereby expressly subordinated in right of payment to the prior payment in full of all Obligations and all other indebtedness of the Borrower owed to the Lenders; PROVIDED, HOWEVER, so long as no Event of Default has occurred and is continuing for which (other than an event specified in Subsection 7.1(d) of the Credit Agreement) the Lenders have given written notice of such Event of Default to the Borrower (a "DEFAULT NOTICE"), the Borrower may pay only interest due on the Debt according to its terms. At any time following the occurrence and during the continuance of any Event of Default and provided that the Lenders have given a Default Notice, SFP will not request, accept or receive, and the Borrower will not make, any payments, whether in cash or other Property, on or with respect to the Debt unless and until (a) such Event of Default shall have been cured or waived or shall have ceased to exist, or (b) such time as all Obligations shall have been fully paid and performed and the obligation of the Lenders to make Loans under the Credit Agreement shall have terminated. Notwithstanding the above, if within ninety (90) days after the giving of such Default Notice by the Lenders such Event of Default has not become the subject of (a) judicial proceedings or (b) an acceleration notice by the Lenders, then the Borrower shall (unless in such interval the provision of this Section 2.01 have again come into effect on account of any other Event of Default), resume making any and all required payments in respect of the Debt in any manner authorized under the terms governing such Debt until such time (if any) that such judicial proceedings are instituted, such an acceleration notice is given or a Default Notice (on account of any other Event of Default) is given and a period of ninety (90) days shall not have elapsed since the giving of such Default Notice as contemplated above. In the event any direct or indirect payment or distribution, whether in cash or other Property, shall be received by SFP in contravention of the provisions hereof, such payment or distribution shall be held in trust for, and shall be immediately paid over or delivered to, the Lenders.


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                  2.02 SFP DEBT SUBORDINATED TO PRIOR PAYMENT OF OBLIGATIONS ON
DISSOLUTION, LIQUIDATION OR REORGANIZATION OF THE BORROWER. Upon any distribution of assets of the Borrower upon any voluntary or involuntary dissolution, winding up, liquidation or reorganization of the Borrower (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

                  (a) the Lenders shall first be entitled to receive payment in full (or to have such payment duly provided for to their satisfaction) of the principal thereof and interest due on the Obligations and other amounts due in connection therewith before SFP is entitled to receive any payment on account of the principal of or interest on the Debt;

                  (b) any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, to which SFP would be entitled except for the provisions of this Agreement, shall be paid by the liquidating trustee or agent or other person making such payment or distribution directly to the Lenders or its representative, to the extent necessary to make payment in full of all Obligations remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the Lenders; and

                  (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, shall be received by SFP on account of principal of or interest on the Debt before all Obligations are paid in full or provision made for their payment, such payment or distribution (subject to the further provisions of this Article) shall be paid over to the Lenders or their representative for application to the payment of all Obligations remaining unpaid or unprovided for until all such Obligations shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the Lenders.

                  2.03 SUBORDINATION OF LIENS. So long as any Obligation remains outstanding or any obligation of the Lenders exists to make Loans under the Credit Agreement, SFP hereby subordinates all Liens, now existing or hereafter created or arising, securing all or any portion of the Debt to all Liens, now existing or hereafter created or arising, securing all or any portion of the Obligations, notwithstanding any defect, deficiency, error or omission which may be contained in any Loan Document creating or perfecting any such Lien securing all or any portion of the Obligations. All Liens, now existing or hereafter created or arising, securing all or any portion of the Debt shall at all times remain subordinate, secondary and inferior to all Liens, now existing or hereafter created or arising, securing all or any portion of the Obligations.

                  2.04 SUBORDINATION OF REMEDIES. So long as any Obligation remains outstanding or any obligation of the Lenders exists to make Loans under the Credit Agreement, SFP shall not, without the prior written consent of the Lenders, declare any Debt due or in default (other than to accelerate the Debt and take such other actions as reasonably required to protect SFP's claims upon any bankruptcy, insolvency, or receivership proceeding with respect to Borrower) or foreclose upon


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


or exercise any power of sale with respect to any security for all or any portion of the Debt or exercise any other right, power or remedy of SFP provided for in any document or instrument executed in connection with the Debt or by law or initiate or join with any other creditor of the Borrower in initiating any plan or proceeding pursuant to any bankruptcy, insolvency or receivership proceedings or seeking an assignment for the benefit of creditors or the marshalling of the assets and liabilities of the Borrower. Upon any distribution of assets of the Borrower or the dissolution, winding up, liquidation or reorganization (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or the marshalling of the assets and liabilities of the Borrower or otherwise), any payment to which SFP would otherwise be entitled with respect to the Debt shall be held in trust for, and shall be immediately paid over or delivered to, the Lenders for application to the Obligations until all Obligations shall have been paid in full. Notwithstanding any provision of this Agreement (i) the holder of the SFP Note may convert the SFP Note to shares of common stock of Borrower at any time in accordance with the terms of the SFP Note; and (ii) SFP may exercise any warrants for shares of common stock of the Borrower in accordance with the terms of any such warrants.

                  2.05 CONTINUING AGREEMENT. This Agreement shall continue in full force and effect and the liabilities and obligations of the Borrower and SFP hereunder shall not be affected or impaired by any amendment, modification or alteration of any Loan Document, except as may be expressly provided in any such amendment, modification or alteration. This Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Lenders upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

                  2.06 LIABILITY NOT IMPAIRED . The liabilities and obligations of the Borrower and SFP hereunder shall not be affected or impaired by (a) the failure of the Agent or the Lenders or any other Person to exercise diligence or reasonable care in the preservation, protection or other handling or treatment of all or any part of any Collateral for all or any portion of the Obligations,
(b) the failure of any Lien intended to be granted or created to secure all or any part of the Obligations to be properly perfected or created or the unenforceability of any such Lien for any other reason, or (c) the subordination of any such Lien to any other Lien. The Lenders may at any time and from time to time, without the consent of or notice to SFP, and without incurring any responsibility to SFP, and without impairing or releasing or otherwise affecting any of the obligations or agreements of SFP hereunder, (a) change the manner, place or terms of payment, or change or extend the time of payment of, renew, or alter all or any portion of the Obligations, (b) exchange, release, surrender, realize upon or otherwise deal with, in any manner and any order, any Property at any time subject to any Lien in favor of the Lenders, (c) exercise or refrain from exercising any rights against the Borrower or others, and (d) sell, transfer, assign or grant participations in the Obligations or any portion thereof.

                  2.07 WAIVERS . SFP waives any right to require the Lenders to
(a) proceed against the Borrower or make any effort at the collection of the Obligations from the Borrower or any other Person liable for all or any portion of the Obligations, (b) proceed against or exhaust any Collateral securing all or any portion of the Obligations, or (c) pursue any other remedy in the power of the


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Lenders. The liability and obligations of SFP hereunder shall not be affected or impaired by any action or inaction by the Lenders in regard to any matter waived herein.

                  2.08 MODIFICATION OF SFP DEBT. Without the prior written consent of the Lenders, none of the terms or provisions of the SFP Note, or the payment of the Debt evidenced thereby, shall be modified, amended, accelerated, renewed or extended. Notwithstanding the foregoing, Borrower may, without the consent of Lender (a) extend the date on which payments are required on the SFP Note, (b) reduce the interest rate applicable to the SFP Note, (c) waive compliance with the terms of the SFP Note or loan documents associated therewith or any default arising from non-compliance, or (d) relax or make less restrictive any covenant in the SFP Note or loan documents associated therewith.

                  2.09 KNOWLEDGE OF SFP. SFP shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to SFP under the SFP Note or the taking of any action under the SFP Note by SFP unless and until SFP shall have received written notice thereof from the Borrower or the Agent or the Lenders or from any trustee or representative therefor and, prior to the receipt of any such written notice, shall be entitled in all respects conclusively to assume that no such facts exist.

                  2.10 OBLIGATION OF THE BORROWER. Nothing contained in this Agreement shall affect the obligation of the Borrower to make, or prevent the Borrower from making, payment of the principal of or interest on the Debt, except as otherwise provided in this Agreement and the SFP Note.


                                   ARTICLE III

                                 MISCELLANEOUS

                  3.01 SURVIVAL OF COVENANTS AND AGREEMENTS . All covenants and agreements of the Borrower and SFP herein made shall survive the execution and delivery hereof and shall remain in force and effect so long as any Obligation remains outstanding or any obligation of the Lenders exists to make Loans under the Credit Agreement.

                  3.02 PARTIES IN INTEREST . All covenants and agreements herein contained by or on behalf of the Borrower, SFP or the Lenders shall be binding upon and inure to the benefit of the Borrower, SFP, or the Lenders, as the case may be, and their respective legal representatives, successors and assigns.

                  3.03 RIGHTS OF THIRD PARTIES . All provisions herein are imposed solely and exclusively for the benefit of the Borrower, SFP, and the Lenders. No other Person shall have any right, benefit, priority or interest hereunder or as a result hereof or have standing to require satisfaction of provisions hereof in accordance with their terms; and any or all of such provisions may be freely waived in whole or in part by the Lenders at any time if in their sole discretion it deems it advisable to do so.


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                  3.04 ARTICLES AND SECTIONS. This Agreement, for convenience only, has been divided into Articles and Sections; and it is understood and agreed that the rights and other legal relations of the parties hereto shall be determined from this Agreement as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections.

                  3.05 NUMBER AND GENDER. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

                  3.06 NO WAIVER; RIGHTS CUMULATIVE. No course of dealing on the part of the Lenders, their officers or employees, nor any failure or delay by the Lenders with respect to exercising any of its rights hereunder or under any Loan Document shall operate as a waiver of any of the rights of the Lenders hereunder or under such Loan Document. The rights of the Lenders hereunder and under the Loan Documents shall be cumulative, and the exercise or partial exercise of any such right shall not preclude the exercise of any other right.

                  3.07 SURVIVAL UPON UNENFORCEABILITY. In the event any one or more of the provisions contained herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof or of any such other instrument.

                  3.08 AMENDMENTS OR MODIFICATIONS. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                  3.09 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

                  3.10 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AGREEMENT MAY BE LITIGATED, AT THE SOLE DISCRETION AND ELECTION OF THE LENDERS, IN COURTS HAVING SITUS IN HOUSTON, HARRIS COUNTY, TEXAS. EACH OF THE BORROWER AND SFP HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN HOUSTON, HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE LENDERS IN ACCORDANCE WITH THIS SECTION.


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                  3.11 ENTIRE AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE
AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SHALL SUPERSEDE ANY PRIOR AGREEMENT AMONG THE PARTIES HERETO, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT HEREOF. THIS AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

                  IN WITNESS WHEREOF, this Agreement is deemed executed effective as of the date first above written.


                                           SHOEMAKER FAMILY PARTNERS, LP


                                           By:
                                              ----------------------------------
                                           Printed Name:
                                                        ------------------------
                                           Title:
                                                 -------------------------------


                                           MIDDLE BAY OIL COMPANY, INC.


                                           By:
                                              ----------------------------------
                                                 John J. Bassett
                                                 President


                                           LENDER AND AGENT:

                                           COMPASS BANK


                                           By:
                                              ----------------------------------
                                                 Dorothy Marchand Wilson
                                                 Senior Vice President


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


                                           LENDER:

                                           BANK OF OKLAHOMA, NATIONAL
                                           ASSOCIATION


                                           By:
                                              ----------------------------------
                                                 Michael M. Coats
                                                 Senior Vice President

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